                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 9, 2004

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-31447                              74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


           1111 LOUISIANA
           HOUSTON, TEXAS                               77002
(Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 9, 2004, CenterPoint Energy, Inc. ("CenterPoint Energy") reported third quarter 2004 earnings. For additional information regarding CenterPoint Energy's third quarter 2004 earnings, please refer to CenterPoint Energy's press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release is incorporated by reference herein. The information in the Press Release is being furnished, not filed, pursuant to Item
2.02. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         The exhibit listed below is furnished pursuant to Item 2.02 of this Form 8-K.

                  (c)    Exhibits.

                  99.1 Press Release issued November 9, 2004 regarding CenterPoint Energy, Inc.'s third quarter 2004 earnings.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CENTERPOINT ENERGY, INC.



Date:  November 9, 2004                         By:    /s/ James S. Brian
                                                   -----------------------------
                                                       James S. Brian
                                                       Senior Vice President and
                                                       Chief Accounting Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                        EXHIBIT DESCRIPTION
-------                       -------------------
 99.1              Press Release issued November 9, 2004 regarding
                   CenterPoint Energy, Inc.'s third quarter 2004 earnings